Exhibit 99.1

Copyright 2021, Plug Power Inc. Plug Power Annual Meeting of Stockholders July 3, 2025

Safe Harbor Statement

This presentation will include "forward-looking statements" about Plug Power Inc. ("Plug"). These forward-looking statements will contain projections of Plug's future results of operations, or of Plug's business or financial position, or other forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the current expectations, estimates, forecasts and projections as well as the current beliefs and assumptions of Plug's management and are subject to significant risks and uncertainties and include, but are not limited to, statements about: Plug's ability to achieve profitability; Plug's projections regarding its future financial and market outlook; Plug's expectation that substantial growth will continue and its expectation regarding the underlying drivers of the company's growth; Plug's expectation regarding the total addressable market and sales and market opportunities; Plug's belief that its growth and execution strategies will have the intended benefits; Plug's expectation regarding its production sites; Plug's ability to obtain financing for its hydrogen plants; Plug's expectation that the reconciliation package will be approved and such package will include favorable provisions for the company; Plug's expectation that favorable government policy initiatives will continue in Europe and Australia; Plug's expectation regarding its liquidity and potential for investments; the anticipated benefits, capacity, capabilities, and output of Plug's green hydrogen plans; the potential for global adoption of hydrogen power and Plug's material handling, electrolyzer and hydrogen products; Plug's ability to continue to deliver on expanding its green hydrogen network and capacity; and the scalability of Plug's products, services, and hydrogen plants. Financial projections which are included in this presentation are based on assumptions and analyses made by management based on its experience and perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate under the circumstances. There is no assurance that the financial projections will be realized.

You can identify the forward-looking statements by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "forecast," "intend," "may," "should," "will," "would," "plan," "projected," "target" or the negative of such words or other similar words or phrases. Plug believes that it is important to communicate its future expectations to investors. Such statements should not be read as a guarantee of future performance or results. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements, including the risk that Plug's ability to achieve its business objectives and to continue to meet its obligations is dependent upon its ability to maintain a certain level of liquidity, which will depend in part on its ability to manage its cash flows; the risk that Plug continues to incur losses and might never achieve or maintain profitability; the risk that Plug may not be successful in its financing initiatives and additional capital may not be available to the company, including the risk that the funding of the Department of Energy loan may be delayed or cancelled; the risk that political and global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, increase in tariffs, and supply chain disruptions, may adversely affect Plug's operating results; the risk that Plug may not be able to expand its business or manage its future growth effectively; the risk of elimination, nonrenewal, reduction of, or changes in qualifying criteria for government subsidies and economic incentives for alternative energy products, including the Inflation Reduction Act and its qualification to utilize the ITC; the risk that volatility in commodity prices and product shortages may adversely affect Plug's gross margins and financial results; and the risk that Plug may not be able to manufacture and market products on a profitable and large-scale commercial basis. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug's public filings with the Securities and Exchange Commission (the "SEC"), including the "Risk Factors" section of Plug's Annual Report on Form 10-K for the year ended December 31, 2024, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 and any subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof and Plug undertakes no obligation to update such statements as a result of new information.

Information provided in this presentation is solely as of the date it is provided and may change or be modified at any time without notice.

plug™

2

3 Material Handling Electrolyzers Hydrogen Plants Exiting 2026 : EBITDAS Positive Exiting 2027 : Operating Income Positive Exiting 2028 : Overall Profitability Plug Doing Real Things: Business Focus YE 2025: Gross Margin Neutral Execution and Growth Targets

4 4 GenEco Electrolyzer Deployments: 230MW Regional Electrolyzer Focus: • Europe • Spain • UK • Australia • USA

GenEco: Premier Electrolyzer Solution

Plug Global Electrolyzer Locations



- Execution (manufacturing)
- Installation Electrolyzer Sites
- Commissioning Electrolyzer Sites
- Operations
- Fabricators/Integrators

Plug Wins:

- ✓ **Experience:** 40MW ELX capacity at GA plant



- ✓ **Technical Capabilities:** Scalable from single MW units and 100+ MW systems to GW scale plants
- ✓ **Stack Manufacturing:** 2GW+ of installed electrolyzer stack annualized capacity
- ✓ **Global Footprint:** Across 5 Continents

6 6 GenDrive: Material Handling Value and Expansion 72,000+ installed and 275 locations

7 Plug Hydrogen Plant Network Georgia Live Capacity: 15TPD Louisiana Live Capacity: 15TPD Tennessee Live Capacity: 10TPD Texas Pending: 45TPD

Government Affairs Update – July 2025



United States

- Tax:
  - Reconciliation package passed the Senate with tremendous advancement of Plug issues; awaiting final passage in the House.
  - Currently includes Section 45V for projects beginning construction before 2028.
  - Favorable language for fuel cells ITC.
- Loan Status:
  - Weekly meetings with DOE and counsel continue; paperwork and cost verifications are underway to move towards first drawdown.

Europe

- Monitoring RED3 rollout and "Made in EU" policies.
- Pursuing national/EU subsidies amid pressure to localize production.
- Pushing for changes to the 3 pillars approach to Green Hydrogen (RFNBO definition).
- European Commission launched on July 2nd the Hydrogen Mechanism, hoping to stimulate market development

Australia

- Hydrogen Headstart Program offers production credits to early producers.
- Western Australia and Queensland are emerging as key hydrogen hubs, offering land access, planning fast-tracks, and export corridor development; prioritizing hydrogen exports to Japan, South Korea, and the EU.
- Policy discussions are ongoing to develop a Guarantee of Origin scheme, enabling traceability and credibility for H2.

plug

8

9 Laser focused on 2025 • Transformational Year • Exiting 2025 gross margin neutral Setting the stage for sustainable growth over the next five years • EBITDAS Positive exiting 2026 • Operating Income Positive exiting 2027 • Overall Profitability Exiting 2028 Execution & Growth Targets Material Handling Electrolyzers Hydrogen Plants Business Focused to Dominate